                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                Information
Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):         February 5, 2021

Issuer Name and Ticker or
Trading Symbol:                     Lands' End, Inc. [LE]

Relationship of Reporting
Person(s) to Issuer:                10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):             Not Applicable

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By: RBS Partners, L.P.
                                    Its: General Partner

                                    By: ESL Investments, Inc.
                                    Its: General Partner

                                    By: /s/ Edward S. Lampert
                                        ---------------------
                                    Name: Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date: February 9, 2021

2.   RBS PARTNERS, L.P.

Item                                Information
Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):         February 5, 2021

Issuer Name and Ticker or
Trading Symbol:                     Lands' End, Inc. [LE]

Relationship of Reporting
Person(s) to Issuer:                10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):             Not Applicable

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By: ESL Investments, Inc.
                                    Its:General Partner

                                    By: /s/ Edward S. Lampert
                                        ---------------------
                                    Name: Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date: February 9, 2021

3.   ESL INVESTMENTS, INC.

Item                                Information
Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):         February 5, 2021

Issuer Name and Ticker or
Trading Symbol:                     Lands' End, Inc. [LE]

Relationship of Reporting
Person(s) to Issuer:                10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):             Not Applicable

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By: /s/ Edward S. Lampert
                                        ---------------------
                                    Name: Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date: February 9, 2021